EXHIBIT 99.1

================================================================================
MORGAN STANLEY                                                 November 14, 2001
SECURITIZED PRODUCTS GROUP   [MORGAN STANLEY LOGO]

================================================================================

                            COMPUTATIONAL MATERIALS

                                  $201,925,000
                                 APPROXIMATELY

                           CDC MORTGAGE CAPITAL TRUST
                                SERIES 2001-HE1

                       MORTGAGE PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

================================================================================
MORGAN STANLEY                                                 November 14, 2001
SECURITIZED PRODUCTS GROUP   [MORGAN STANLEY LOGO]

================================================================================

                           APPROXIMATELY $201,925,000

                   CDC MORTGAGE CAPITAL TRUST SERIES 2001-HE1

                           CDC MORTGAGE CAPITAL, INC.
                                     SELLER

                             OCWEN FEDERAL BANK FSB
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

                                      EXPECTED               MODIFIED
                                      RATINGS   AVG LIFE TO  DURATION                                                       FINAL
OFFERED                                (S&P/    CALL / MTY   TO CALL /      PAYMENT WINDOW TO                                LEGAL
CLASSES   DESCRIPTION     BALANCE     MOODY'S)    (1)(2)     MTY(1)(2)       CALL / MTY(1)(2)       DAY COUNT   BENCHMARK  MATURITY
-------   -----------     -------     --------    ------     ---------       ----------------       ---------   ---------  --------
A-1(3)      Floater    $68,000,000+   AAA/Aaa    2.73/2.96   2.58/2.77   12/01-11/09 / 12/01-5/19   Actual/360  1 M LIBOR   1/25/32
A-2 (3)(4)  Floater   $100,000,000    AAA/Aaa    2.73/2.96   2.58/2.77   12/01-11/09 / 12/01-5/19   Actual/360  1 M LIBOR   1/25/32
M-1         Floater    $13,325,000     AA/Aa2    5.31/5.85   4.86/5.27    2/05-11/09 / 2/05-4/16    Actual/360  1 M LIBOR   1/25/32
M-2         Floater    $10,250,000      A/A2     5.29/5.76   4.76/5.09    1/05-11/09 / 1/05-11/14   Actual/360  1 M LIBOR   1/25/32
B           Floater    $10,250,000   BBB-/Baa3   5.23/5.44   4.54/4.68   12/04-11/09 / 12/04-1/13   Actual/360  1 M LIBOR   1/25/32

Notes:    (1)  Certificates are priced to the 10% optional clean-up call.

          (2)  Based on the pricing prepayment speed.

          (3)  Class sizes subject to change based on demand.

          (4)  Class A-2 is wrapped by FSA.



ISSUER:          CDC Mortgage Capital Trust 2001-HE1

DEPOSITOR:       Morgan Stanley ABS Capital I, Inc.

SELLER:          CDC Mortgage Capital, Inc.

ORIGINATORS:     BNC Mortgage, Inc. and IMPAC Funding Corporation

SERVICER:        Ocwen Federal Bank FSB

TRUSTEE:         Bankers Trust Company of California, N.A.

MANAGERS:        Morgan Stanley (lead manager); CDC Securities (co-manager)

RATING AGENCIES: Standard & Poor's and Moody's Investors Service

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        ----------------------

OFFERED CERTIFICATES:      Classes A, M-1, M-2, and B Certificates

EXPECTED PRICING DATE:     November [ ], 2001

EXPECTED CLOSING DATE:     November 29, 2001 through DTC and Euroclear or
                           Clearstream, Luxembourg. The Certificates will be settled without accrued interest.

DISTRIBUTION DATES:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning
                           December 26, 2001.

DUE PERIOD:                For any Distribution Date, the period commencing on
                           the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution
                           Date occurs.

INTEREST ACCRUAL PERIOD:   The interest accrual period for the Offered
                           Certificates with respect to any Distribution Date will be the period beginning with the 25th day of the month preceding the month in which such Distribution
                           Date occurs (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 day count basis).

MORTGAGE LOANS:            The Mortgage Loans will consist of approximately $205
                           million of fixed and adjustable rate, subprime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage Loans described herein is based on the closing date pool of approximately $175 million. It is expected that the trust will pre-fund approximately $30 million for 3 months (the "Pre-Funding Period") after the closing date.

PRE-FUNDING:               On the Closing Date, a portion of the proceeds from
                           the sale of the Offered Certificates (the "Pre-
                           Funded Amount") will be deposited with the Trustee into a separate account (the "Pre-Funding Account") and be used by the Trust to purchase additional
                           Mortgage Loans during the Pre-Funding Period.

PRICING PREPAYMENT SPEED:  o FIXED RATE MORTGAGE LOANS: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                           o ADJUSTABLE RATE MORTGAGE LOANS: CPR of 25%.

CREDIT ENHANCEMENT:        The Offered Certificates are credit enhanced by:

                           1)  Net monthly excess cashflow from the Mortgage
                               Loans,

                           2) 1.50% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the ending pool balance of the Mortgage Loans, subject to a 0.50% floor, based on the total balance of the mortgage loans,

                           3) Subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
--------------------------------------------------------------------------------

                        ----------------------

CREDIT ENHANCEMENT         For any Distribution Date, the percentage obtained by
PERCENTAGE:                dividing (x) the aggregate Certificate Principal
                           Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:            The later to occur of:

                           (x)  The earlier of:

                                (a)  the Distribution Date occurring in
                                     December 2004; and

                                (b)  the Distribution Date on which the
                                     aggregate balance of the Class A
                                     Certificates is reduced to zero; and

                           (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the certificates) is greater than or equal to 36.00%.

TRIGGER EVENT:             A Delinquency Trigger Event is in effect if the
                           quotient (expressed as a percentage) of (x) the three month rolling average of 60+ day Delinquent Loans as of the last day of the Remittance Period, over (y) the aggregate Stated Principal Balance of the Mortgage Loans equals or exceeds 50% of the senior enhancement percentage.

INITIAL SUBORDINATION      Class A:       18.00%
PERCENTAGE:                Class M-1:     11.50%
                           Class M-2:      6.50%
                           Class B:        1.50%

OPTIONAL CLEAN-UP CALL:    When the current principal balance of the Mortgage
                           Loans is less than or equal to 10% of the total principal balance of the Mortgage Loans.

STEP-UP COUPONS:           For all Offered Certificates the coupon will increase
                           after the optional clean-up call date, should the call not be exercised.

CLASS A PASS-THROUGH RATE: The Class A Certificates will accrue interest at a variable rate equal to the lessor of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap and (iii) 16.0%.

CLASS M-1 PASS-THROUGH     The Class M-1 Certificates will accrue interest at a
RATE:                      variable rate equal to the lessor of (i) onemonth
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Cleanup Call is exercisable), (ii) the WAC Cap, and (iii) 16.0%.

CLASS M-2 PASS-THROUGH     The Class M-2 Certificates will accrue interest at a
RATE:                      variable rate equal to the lessor of (i) onemonth
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Cleanup Call is exercisable), (ii) the WAC Cap, and (iii) 16.0%.

CLASS B PASS-THROUGH RATE: The Class B Certificates will accrue interest at a variable rate equal to the lessor of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16.0%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        ----------------------

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

CLASS A, M-1, M-2 AND B    As to any Distribution Date, the supplemental
BASIS RISK CARRY FORWARD   interest amount for the Class A, M-1, M-2 and B
AMOUNT:                    Certificates will equal the sum of:

                           (i) the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16.0%) over interest due such Certificates at a rate equal to the WAC Cap;

                           (ii) any respective Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                           (iii) interest on the amount in clause (ii) at the
                                 respective Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16.0%).

INTEREST DISTRIBUTIONS ON  On each Distribution Date, interest distributions
OFFERED CERTIFICATES:      from the Interest Remittance Amount will be allocated
                           as follows:

                           (i) to the Class A, its Accrued Certificates Interest and prepayment interest shortfalls and shortfalls resulting from the application of the relief act ("Unpaid Interest Shortfall");

                           (ii) to the Class M-1 Certificates, its Accrued Certificate Interest;

                           (iii) to the Class M-2 Certificates, its Accrued
                                 Certificate Interest; and

                           (iv) to the Class B Certificates, its Accrued Certificate Interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        ----------------------

PRINCIPAL DISTRIBUTIONS    On each Distribution Date (a) prior to the Stepdown
ON OFFERED CERTIFICATES:   Date or (b) on which a Trigger Event is in effect,
                           principal distributions from the Principal
                           Distribution Amount will be allocated as follows:

                           (i)   to the Class A Certificates until the
                                 Certificate Principal Balances thereof has been reduced to zero;

                           (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero; and

                           (iv)  to the Class B Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero.

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                           (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                           (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 Certificates, the lesser of
                                 the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (iv) to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Class B Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

PRE-FUNDING ACCOUNT        In the event of a Pre-Funding Account failure, the
FAILURE:                   Pre-Funded Amount will be paid to the A, M-1, M-2 and
                           B Classes pro rata.

ALLOCATION OF NET MONTHLY  For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:           Cashflow shall be paid as follows:

                           (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                           (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                           (iii) to the Class M-2 Certificates, the unpaid
                                 interest shortfall amount;

                           (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                           (v) to the Class B Certificates, the unpaid interest shortfall amount;

                           (vi) to the Class B Certificates, the allocated unreimbursed realized loss amount; and

                           (vii) SEQUENTIALLY, to Classes A, M-1, M-2 and B
                                 Certificates, in such order, any Basis Risk
                                 Carry Forward Amount for such classes.

INTEREST REMITTANCE        For any Distribution Date, the portion of available
AMOUNT:                    funds for such Distribution Date attributable to
                           interest received or advanced on the Mortgage Loans.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
--------------------------------------------------------------------------------

                        ----------------------

ACCRUED CERTIFICATE        For any Distribution Date and each class of Offered
INTEREST:                  Certificates, equals the amount of interest accrued
                           during the related interest accrual period at the related Pass-Through Rate, reduced by any Unpaid
                           Interest Shortfall allocated to such class.

PRINCIPAL DISTRIBUTION     On any Distribution Date, the sum of (i) the Basic
AMOUNT:                    Principal Distribution Amount and (ii) the Extra
                           Principal Distribution Amount.

BASIC PRINCIPAL            On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:       aggregate Principal Remittance Amount over (ii) the
                           Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE       On any Distribution Date, the sum of (i) all
AMOUNT:                    scheduled payments of principal collected or advanced
                           on the Mortgage Loans during the prior Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,
                           (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, during the prior period, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS         For any Distribution Date is the amount of funds
CASHFLOW:                  available for distribution on such Distribution Date
                           remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL            For any Distribution Date, the lesser of (i) the
DISTRIBUTION AMOUNT:       excess of (x) interest collected or advanced on the
                           Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such
                           Distribution Date.

EXCESS SUBORDINATED        For any Distribution Date, means the excess, if any
AMOUNT:                    of (i) the overcollateralization and (ii) the
                           required overcollateralization for such Distribution
                           Date.

CLASS A PRINCIPAL          An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:       Certificate Principal Balance of the Class A
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $1,025,000.

CLASS M-1 PRINCIPAL        An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:       the aggregate Certificate Principal Balance of the
                           Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate
                           Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           77.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period minus $1,025,000.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        ----------------------

CLASS M-2 PRINCIPAL        An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:       the aggregate Certificate Principal Balance of the
                           Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                           Principal Balance of the Class M-1 Certificates
                           (after taking into account the payment of the Class
                           M-1 Principal Distribution Amount on such
                           Distribution Date) and (iii) the Certificate
                           Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period minus $1,025,000.

CLASS B PRINCIPAL          An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:       the aggregate Certificate Principal Balance of the
                           Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                           Principal Balance of the Class M-1 Certificates
                           (after taking into account the payment of the Class
                           M-1 Principal Distribution Amount on such
                           Distribution Date), (iii) the Certificate Principal
                           Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                           Distribution Amount on such Distribution Date), and
                           (iv) the Certificate Principal Balance of the Class B
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $1,025,000
                           PROVIDED, HOWEVER, that with respect to any Distribution Date on which the Class Certificate
                           Balance of the Class A, Class M-1 and Class M-2
                           Certificates have been reduced to zero, the Class B
                           Principal Distribution Amount is the lesser of (x) the Class Certificate Balance of the Class B
                           Certificates and (y) the Principal Distribution
                           Amount.

TRUST TAX STATUS:          REMIC.

ERISA ELIGIBILITY:         Subject the considerations in the Prospectus, the
                           Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:         It is anticipated that none of the Certificates will
                           be SMMEA eligible.

PROSPECTUS:                The Class A, Class M-1, Class M-2 and Class B
                           Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                           (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                           Certificates may not be consummated unless the purchaser has received the Prospectus.

                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES              PPC 0%   PPC 75%    PPC 100%   PPC 125%   PPC 150%
         -----              -----    -------    --------   --------   --------
         Initial            100%       100%       100%       100%       100%
         Nov-02              99         78         71         64         57
         Nov-03              98         59         48         37         28
         Nov-04              97         44         30         19          9
         Nov-05              96         34         25         18          9
         Nov-06              95         27         19         12          8
         Nov-07              94         22         14          8          5
         Nov-08              92         18         10          6          3
         Nov-09              91         14          8          4          2
         Nov-10              89         11          6          3          1
         Nov-11              87          9          4          2          1
         Nov-12              85          7          3          1         --
         Nov-13              83          6          2          1         --
         Nov-14              81          5          2         --         --
         Nov-15              78          4          1         --         --
         Nov-16              72          3          1         --         --
         Nov-17              69          2         --         --         --
         Nov-18              66          2         --         --         --
         Nov-19              62          1         --         --         --
         Nov-20              58          1         --         --         --
         Nov-21              53          1         --         --         --
         Nov-22              48         --         --         --         --
         Nov-23              42         --         --         --         --
         Nov-24              37         --         --         --         --
         Nov-25              33         --         --         --         --
         Nov-26              28         --         --         --         --
         Nov-27              23         --         --         --         --
         Nov-28              18         --         --         --         --
         Nov-29              12         --         --         --         --
         Nov-30               5         --         --         --         --
         Nov-31              --         --         --         --         --
         Nov-32              --         --         --         --         --
Average Life to Maturity
      (years)(1)            19.46      4.00       2.96       2.26       1.73
  Average Life to Call
        (years)             19.41      3.70       2.73       2.08       1.58

(1)  Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY
-----------

       PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES               PPC 0%     PPC 75%   PPC 100%   PPC 125%   PPC 150%
         -----              -----      -------    --------   --------   --------
        Initial               100%       100%       100%       100%       100%
         Nov-02               100        100        100        100        100
         Nov-03               100        100        100        100        100
         Nov-04               100        100        100        100        100
         Nov-05               100         87         64         46         74
         Nov-06               100         70         48         31         20
         Nov-07               100         56         35         21         12
         Nov-08               100         45         26         15          8
         Nov-09               100         37         20         10          5
         Nov-10               100         29         15          7          1
         Nov-11               100         23         11          5         --
         Nov-12               100         19          8          1         --
         Nov-13               100         15          6         --         --
         Nov-14               100         12          4         --         --
         Nov-15               100          9          1         --         --
         Nov-16               100          7         --         --         --
         Nov-17               100          6         --         --         --
         Nov-18               100          4         --         --         --
         Nov-19               100          2         --         --         --
         Nov-20               100         --         --         --         --
         Nov-21               100         --         --         --         --
         Nov-22               100         --         --         --         --
         Nov-23               100         --         --         --         --
         Nov-24                95         --         --         --         --
         Nov-25                84         --         --         --         --
         Nov-26                72         --         --         --         --
         Nov-27                59         --         --         --         --
         Nov-28                45         --         --         --         --
         Nov-29                30         --         --         --         --
         Nov-30                14         --         --         --         --
         Nov-31                --         --         --         --         --
         Nov-32                --         --         --         --         --
Average Life to Maturity
      (years)(1)            26.54       7.76       5.85       4.95       4.72
  Average Life to Call
        (years)             26.42       7.06       5.31       4.53       4.37

(1)  Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY
-----------

       PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES             PPC 0%     PPC 75%    PPC 100%   PPC 125%   PPC 150%
         -----             ------     -------    --------   --------   --------
        Initial             100%       100%       100%       100%       100%
         Nov-02             100        100        100        100        100
         Nov-03             100        100        100        100        100
         Nov-04             100        100        100        100        100
         Nov-05             100         87         64         46         32
         Nov-06             100         70         48         31         20
         Nov-07             100         56         35         21         12
         Nov-08             100         45         26         15          8
         Nov-09             100         37         20         10          1
         Nov-10             100         29         15          6         --
         Nov-11             100         23         11          1         --
         Nov-12             100         19          8         --         --
         Nov-13             100         15          3         --         --
         Nov-14             100         12         --         --         --
         Nov-15             100          9         --         --         --
         Nov-16             100          7         --         --         --
         Nov-17             100          3         --         --         --
         Nov-18             100         --         --         --         --
         Nov-19             100         --         --         --         --
         Nov-20             100         --         --         --         --
         Nov-21             100         --         --         --         --
         Nov-22             100         --         --         --         --
         Nov-23             100         --         --         --         --
         Nov-24              95         --         --         --         --
         Nov-25              84         --         --         --         --
         Nov-26              72         --         --         --         --
         Nov-27              59         --         --         --         --
         Nov-28              45         --         --         --         --
         Nov-29              30         --         --         --         --
         Nov-30              14         --         --         --         --
         Nov-31              --         --         --         --         --
         Nov-32              --         --         --         --         --
Average Life to Maturity
       (years)(1)         26.53       7.67       5.76       4.75       4.27
  Average Life to Call
        (years)           26.42       7.06       5.29       4.38       3.96

(1)  Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATES             PPC 0%    PPC 75%    PPC 100%   PPC 125%   PPC 150%
         -------            ------    -------    --------   --------   --------
         Initial             100%       100%       100%       100%       100%
         Nov-02              100        100        100        100        100
         Nov-03              100        100        100        100        100
         Nov-04              100        100        100        100        100
         Nov-05              100         87         64         46         31
         Nov-06              100         70         48         31         16
         Nov-07              100         56         35         18          6
         Nov-08              100         45         24          9         --
         Nov-09              100         37         15          3         --
         Nov-10              100         28          9         --         --
         Nov-11              100         21          4         --         --
         Nov-12              100         14         --         --         --
         Nov-13              100          9         --         --         --
         Nov-14              100          5         --         --         --
         Nov-15              100          2         --         --         --
         Nov-16              100         --         --         --         --
         Nov-17              100         --         --         --         --
         Nov-18              100         --         --         --         --
         Nov-19              100         --         --         --         --
         Nov-20              100         --         --         --         --
         Nov-21              100         --         --         --         --
         Nov-22              100         --         --         --         --
         Nov-23              100         --         --         --         --
         Nov-24               95         --         --         --         --
         Nov-25               84         --         --         --         --
         Nov-26               72         --         --         --         --
         Nov-27               59         --         --         --         --
         Nov-28               45         --         --         --         --
         Nov-29               29         --         --         --         --
         Nov-30                8         --         --         --         --
         Nov-31               --         --         --         --         --
         Nov-32               --         --         --         --         --
Average Life to Maturity
      (years)(1)             26.46      7.29       5.44       4.45       3.90
  Average Life to Call
        (years)              26.40      7.01       5.23       4.28       3.76

(1)  Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)

                  CLASS A         CLASS M-1     CLASS M-2        CLASS B
    DATE          CAP (%)          CAP (%)        CAP (%)        CAP (%)
 ----------     ----------        ----------    ----------     ----------
                ACTUAL/360        ACTUAL/360    ACTUAL/360     ACTUAL/360
 11/25/2001          --                --             --             --
 12/25/2001       10.43             10.25          10.25          10.25
  1/25/2002        8.75              8.59           8.59           8.59
  2/25/2002        8.76              8.59           8.59           8.59
  3/25/2002        9.70              9.51           9.51           9.51
  4/25/2002        8.77              8.59           8.59           8.59
  5/25/2002        9.07              8.88           8.88           8.88
  6/25/2002        8.78              8.59           8.59           8.59
  7/25/2002        9.08              8.88           8.88           8.88
  8/25/2002        8.79              8.60           8.60           8.60
  9/25/2002        8.80              8.60           8.60           8.60
 10/25/2002        9.10              8.88           8.88           8.88
 11/25/2002        8.81              8.60           8.60           8.60
 12/25/2002        9.11              8.88           8.88           8.88
  1/25/2003        8.82              8.60           8.60           8.60
  2/25/2003        8.83              8.60           8.60           8.60
  3/25/2003        9.79              9.52           9.52           9.52
  4/25/2003        8.85              8.60           8.60           8.60
  5/25/2003        9.15              8.88           8.88           8.88
  6/25/2003        8.87              8.60           8.60           8.60
  7/25/2003        9.18              8.89           8.89           8.89
  8/25/2003        9.55              9.24           9.24           9.24
  9/25/2003        9.57              9.26           9.26           9.26
 10/25/2003        9.96              9.62           9.62           9.62
 11/25/2003       10.25              9.89           9.89           9.89
 12/25/2003       10.61             10.22          10.22          10.22
  1/25/2004       10.28              9.89           9.89           9.89
  2/25/2004       10.59             10.17          10.17          10.17
  3/25/2004       11.69             11.21          11.21          11.21
  4/25/2004       10.98             10.51          10.51          10.51
  5/25/2004       11.61             11.10          11.10          11.10
  6/25/2004       11.26             10.75          10.75          10.75
  7/25/2004       11.66             11.11          11.11          11.11
  8/25/2004       11.60             11.03          11.03          11.03
  9/25/2004       11.78             11.19          11.19          11.19

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        SCHEDULE OF AVAILABLE FUNDS AND
              SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D)

                         CLASS A       CLASS M-1      CLASS M-2       CLASS B
        DATE              CAP (%)       CAP (%)         CAP (%)       CAP (%)
     ----------         ----------     ----------     ----------     ----------
                        ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
     10/25/2004            12.51          11.85          11.85          11.85
     11/25/2004            12.38          11.70          11.70          11.70
     12/25/2004            24.59          12.09          12.09          12.09
      1/25/2005            13.69          11.71          11.71          11.71
      2/25/2005            13.94          11.99          11.99          11.99
      3/25/2005            15.56          13.44          13.44          13.44
      4/25/2005            14.17          12.29          12.29          12.29
      5/25/2005            14.89          12.94          12.94          12.94
      6/25/2005            14.41          12.53          12.53          12.53
      7/25/2005            14.89          12.95          12.95          12.95
      8/25/2005            14.66          12.77          12.77          12.77
      9/25/2005            14.82          12.92          12.92          12.92
     10/25/2005            15.48          13.51          13.51          13.51
     11/25/2005            15.22          13.30          13.30          13.30
     12/25/2005            15.73          13.75          13.75          13.75
      1/25/2006            15.22          13.30          13.30          13.30
      2/25/2006            15.22          13.30          13.30          13.30
      3/25/2006            17.02          14.89          14.89          14.89
      4/25/2006            15.53          13.60          13.60          13.60
      5/25/2006            16.07          14.07          14.07          14.07
      6/25/2006            15.55          13.62          13.62          13.62
      7/25/2006            16.07          14.07          14.07          14.07
      8/25/2006            15.55          13.62          13.62          13.62
      9/25/2006            15.60          13.66          13.66          13.66
     10/25/2006            16.25          14.25          14.25          14.25
     11/25/2006            15.73          13.79          13.79          13.79
     12/25/2006            16.25          14.25          14.25          14.25
      1/25/2007            15.73          13.79          13.79          13.79
      2/25/2007            15.72          13.79          13.79          13.79
      3/25/2007            17.41          15.26          15.26          15.26
      4/25/2007            15.85          13.90          13.90          13.90
      5/25/2007            16.37          14.37          14.37          14.37
      6/25/2007            15.85          13.90          13.90          13.90
      7/25/2007            16.37          14.36          14.36          14.36
      8/25/2007            15.84          13.90          13.90          13.90

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        SCHEDULE OF AVAILABLE FUNDS AND
              SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D)

                         CLASS A       CLASS M-1      CLASS M-2      CLASS B
       DATE              CAP (%)        CAP (%)        CAP (%)       CAP (%)
    ----------         ----------     ----------     ----------     ----------
                        ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
     9/25/2007             15.84          13.90          13.90          13.90
    10/25/2007             16.37          14.36          14.36          14.36
    11/25/2007             15.84          13.90          13.90          13.90
    12/25/2007             16.37          14.36          14.36          14.36
     1/25/2008             15.84          13.89          13.89          13.89
     2/25/2008             15.84          13.89          13.89          13.89
     3/25/2008             15.98          14.85          14.85          14.85
     4/25/2008             14.55          13.89          13.89          13.89
     5/25/2008             15.05          14.35          14.35          14.35
     6/25/2008             14.58          13.89          13.89          13.89
     7/25/2008             15.09          14.35          14.35          14.35
     8/25/2008             14.61          13.89          13.89          13.89
     9/25/2008             14.63          13.89          13.89          13.89
    10/25/2008             15.14          14.35          14.35          14.35
    11/25/2008             14.67          13.88          13.88          13.88
    12/25/2008             15.17          14.34          14.34          14.34
     1/25/2009             14.70          13.88          13.88          13.88
     2/25/2009             14.72          13.88          13.88          13.88
     3/25/2009             16.32          15.37          15.37          15.37
     4/25/2009             14.76          13.88          13.88          13.88
     5/25/2009             15.27          14.34          14.34          14.34
     6/25/2009             14.80          13.88          13.88          13.88
     7/25/2009             15.32          14.34          14.34          14.34
     8/25/2009             14.85          13.87          13.87          13.87
     9/25/2009             14.87          13.87          13.87          13.87
    10/25/2009             15.39          14.33          14.33          14.33
    11/25/2009             14.92          13.87          13.87          13.87
    12/25/2009             15.44          14.33          14.33          14.33
     1/25/2010             14.97          13.87          13.87          13.87
     2/25/2010             14.99          13.87          13.87          13.87
     3/25/2010             16.63          15.35          15.35          15.35
     4/25/2010             15.05          13.87          13.87          13.87
     5/25/2010             15.58          14.33          14.33          14.33

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D)

                         CLASS A       CLASS M-1       CLASS M-2       CLASS B
        DATE             CAP (%)        CAP (%)         CAP (%)        CAP (%)
     ----------         ----------     ----------     ----------     ----------
                        ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
      6/25/2010            15.10          13.86          13.86          13.86
      7/25/2010            15.64          14.33          14.33          14.33
      8/25/2010            15.16          13.86          13.86          13.86
      9/25/2010            15.19          13.86          13.86          13.86
     10/25/2010            15.73          14.32          14.32          14.32
     11/25/2010            15.26          13.86          13.86          13.86
     12/25/2010            15.80          14.32          14.32          14.32
      1/25/2011            15.33          13.86          13.86          13.86
      2/25/2011            15.36          13.86          13.86          13.86
      3/25/2011            17.05          15.34          15.34          15.34
      4/25/2011            15.43          13.86          13.86          13.86
      5/25/2011            15.99          14.32          14.32          14.32
      6/25/2011            15.51          13.85          13.85          13.85
      7/25/2011            16.07          14.31          14.31          14.31
      8/25/2011            15.59          13.85          13.85          13.85
      9/25/2011            15.63          13.85          13.85          13.85
     10/25/2011            16.20          14.31          14.31          14.31
     11/25/2011            15.72          13.85          13.85          13.85
     12/25/2011            16.29          14.31          14.31          14.31
      1/25/2012            15.81          13.85          13.85          13.85
      2/25/2012            15.86          13.85          13.85          13.85
      3/25/2012            17.01          14.80          14.80          14.80
      4/25/2012            15.96          13.85          13.85          13.85
      5/25/2012            16.54          14.31          14.31          14.31
      6/25/2012            16.06          13.84          13.84          13.84
      7/25/2012            16.65          14.30          14.30          14.30
      8/25/2012            16.17          13.84          13.84          13.84
      9/25/2012            16.23          13.84          13.84          13.84
     10/25/2012            16.83          14.30          14.30          14.30
     11/25/2012            16.35          13.84          13.84          13.84
     12/25/2012            16.96          14.30          14.30          14.30
      1/25/2013            16.47          13.84          13.84          13.84
      2/25/2013            16.54          13.84          13.84          13.84

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D)

                         CLASS A       CLASS M-1       CLASS M-2      CLASS B
        DATE              CAP (%)        CAP (%)         CAP (%)        CAP (%)
     ----------         ----------     ----------     ----------     ----------
                        ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
      3/25/2013            18.38          15.32          15.32          15.32
      4/25/2013            16.67          13.84          13.84             --
      5/25/2013            17.30          14.30          14.30             --
      6/25/2013            16.81          13.84          13.84             --
      7/25/2013            17.45          14.30          14.30             --
      8/25/2013            16.96          13.83          13.83             --
      9/25/2013            17.04          13.83          13.83             --
     10/25/2013            17.69          14.29          14.29             --
     11/25/2013            17.20          13.83          13.83             --
     12/25/2013            17.86          14.29          14.29             --
      1/25/2014            17.37          13.83          13.83             --
      2/25/2014            17.45          13.83          13.83             --
      3/25/2014            19.42          15.31          15.31             --
      4/25/2014            17.64          13.83          13.83             --
      5/25/2014            18.32          14.29          14.29             --
      6/25/2014            17.83          13.83          13.83             --
      7/25/2014            18.52          14.29          14.29             --
      8/25/2014            18.03          13.83          13.83             --
      9/25/2014            18.13          13.83          13.83             --
     10/25/2014            18.85          14.29          14.29             --
     11/25/2014            18.35          13.82          13.82             --
     12/25/2014            19.08          14.28          14.28             --
      1/25/2015            18.58          13.82          13.82             --
      2/25/2015            18.70          13.82          13.82             --
      3/25/2015            20.84          15.30             --             --
      4/25/2015            18.95          13.82             --             --
      5/25/2015            19.71          14.28             --             --
      6/25/2015            19.21          13.82             --             --
      7/25/2015            19.99          14.28             --             --
      8/25/2015            19.48          13.82             --             --
      9/25/2015            19.64          13.82             --             --
     10/25/2015            20.45          14.28             --             --
     11/25/2015            19.94          13.82             --             --

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D)

                          CLASS A      CLASS M-1      CLASS M-2       CLASS B
        DATE              CAP (%)       CAP (%)        CAP (%)        CAP (%)
     ----------         ----------     ----------     ----------     ----------
                        ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
     12/25/2015            20.76         14.28             --            --
      1/25/2016            20.25         13.82             --            --
      2/25/2016            20.42         13.82             --            --
      3/25/2016            22.00         14.77             --            --
      4/25/2016            20.75         13.82             --            --
      5/25/2016            21.63         14.28             --            --
      6/25/2016            21.11         13.82             --            --
      7/25/2016            22.15         14.31             --            --
      8/25/2016            22.15            --             --            --
      9/25/2016            22.49            --             --            --
     10/25/2016            23.60            --             --            --
     11/25/2016            23.22            --             --            --
     12/25/2016            24.41            --             --            --
      1/25/2017            24.04            --             --            --
      2/25/2017            24.50            --             --            --
      3/25/2017            27.66            --             --            --
      4/25/2017            25.50            --             --            --
      5/25/2017            26.92            --             --            --
      6/25/2017            26.64            --             --            --
      7/25/2017            28.19            --             --            --
      8/25/2017            27.96            --             --            --
      9/25/2017            28.71            --             --            --
     10/25/2017            30.50            --             --            --
     11/25/2017            30.39            --             --            --
     12/25/2017            32.39            --             --            --
      1/25/2018            32.38            --             --            --
      2/25/2018            33.53            --             --            --
      3/25/2018            38.53            --             --            --
      4/25/2018            36.21            --             --            --
      5/25/2018            39.03            --             --            --
      6/25/2018            39.53            --             --            --
      7/25/2018            42.90            --             --            --
      8/25/2018            43.77            --             --            --

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
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

                        SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D)

                         CLASS A       CLASS M-1      CLASS M-2       CLASS B
        DATE             CAP (%)         CAP (%)        CAP (%)       CAP (%)
     ----------         ----------     ----------     ----------     ----------
                        ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
      9/25/2018             46.36          --             --              --
     10/25/2018             51.01          --             --              --
     11/25/2018             52.88          --             --              --
     12/25/2018             58.97          --             --              --
      1/25/2019             62.11          --             --              --
      2/25/2019             68.32          --             --              --
      3/25/2019             84.30          --             --              --
      4/25/2019             86.29          --             --              --
      5/25/2019            103.33          --             --              --
      6/25/2019            119.52          --             --              --
      7/25/2019            154.50          --             --              --
      8/25/2019            201.50          --             --              --
      9/25/2019            313.63          --             --              --
     10/25/2019          1,195.64          --             --              --

(1) Cash available to pay current and prior interest divided by the current bond balance.
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have
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member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 19